Exhibit 32

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Bentley Systems, Incorporated (the “Company”) on Form 10‑Q for the period ended September 30, 2026, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 5, 2026

/s/ NICHOLAS H. CUMINS
Nicholas H. Cumins
Chief Executive Officer
(Principal Executive Officer)

/s/ WERNER ANDRE
Werner Andre
Chief Financial Officer
(Principal Financial Officer)